Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001 [Member]
EBP, Tax Status [Line Items]
Tax Status

5.	Tax Status

IRS issued an opinion letter to the prototype plan document preparer, Principal, dated June 30, 2020, which states that the form of the prototype plan qualifies under the applicable provisions of the IRC. The Plan administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC.

US GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine examination by taxing jurisdictions for periods since 2022; however, there are currently no examinations for any tax periods in progress.